April 12, 2001

                  DREYFUS PREMIER HIGH YIELD SECURITIES FUND

                 SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 2001

      The following information replaces the information in the third paragraph in the section of the Prospectus entitled "Management."

      The Dreyfus Taxable Fixed Income Team, which consists of sector specialists, collectively makes investment decisions for the portfolio. The team's specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the portfolio and recommend securities for investment. The portfolio managers comprising the team are identified in the Statement of Additional Information.